UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ShotSpotter, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ShotSpotter R Vote C 1234567890 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/SSTI or scan the QR code login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the ShotSpotter, Inc. Stockholder Meeting to be Held on Wednesday, June 22, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials, and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy statement and Annual Report to shareholders are available at: www.envisionreports.com/SSTI Easy Online Access View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SSTI Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials If you want to receive a copy of the proxy materials, you must request one. You will not receive a copy of the proxy materials unless you make such a request. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 12, 2022 to facilitate timely delivery. 03N4CC 2 N O T C O Y

Stockholder meeting notice the 2022 annual meeting of stockholders of shotspotter, inc. Will be held on wednesday, june 22, 2022 at 9:00 a.m. Pacific time, virtually via the internet at www.meetnow.global/mtmx5gu. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the board of directors’ recommendations. The board of directors recommend a vote for all the nominees listed in proposal 1 and for proposal 2: 1. Election of class ii directors: 01 - roberta jacobson 02 - pascal levensohn 2. To ratify the appointment of baker tilly us, llp as our independent registered public accounting firm for the fiscal year ending december 31, 2022. Please note you cannot vote by returning this notice. To vote your shares you must go online to www.envisionreports.com/ssti or request a paper copy of the proxy materials to receive a proxy card by following the instructions below. Here’s how to order a copy of the proxy materials and select delivery preferences: current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current proxy materials. Please note: you must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet go to www.envisionreports.com/ssti. Click cast your vote or request proxy materials. Phone call us free of charge at 1-866-641-4276. Email send an email to investorvote@computershare.com with “proxy materials shotspotter, inc.” In the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the proxy materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by june 12, 2022.